EARNINGS (LOSS) PER SHARE - Computation of Basic and Diluted Earnings Attributable to Common Shareholders Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Numerator:
Net profit (loss) attributable to APWC from continuing operations	$ 3,867	$ 3,874	$ (2,642)
Net profit (loss) attributable to APWC	$ 3,867	$ 3,874	$ (2,642)
Denominator:
Weighted-average common shares outstanding - basic (in shares)	20,616,227	20,020,364	13,819,669
Weighted-average common shares outstanding - diluted (in shares)	20,616,227	20,020,364	13,819,669
Earnings (loss) per share – basic and diluted
Basic earnings (loss) per share from continuing operations (in USD per share)	$ 0.19	$ 0.19	$ (0.19)
Diluted earnings (loss) per share from continuing operations (in USD per share)	0.19	0.19	(0.19)
Basic earnings (loss) per share (USD per share)	0.19	0.19	(0.19)
Diluted earnings (loss) per share (USD per share)	$ 0.19	$ 0.19	$ (0.19)